Commitments	12 Months Ended
Dec. 31, 2021
Capital Commitments [Abstract]
Commitments

26. Commitments

Capital commitments

	Year Ended December 31,
	2020	2021
	RMB’000	RMB’000
Equipment and intangible assets
- Contracted but not provided for	23,243	146,878

As of December 31, 2021, the Group had capital commitments of approximately RMB 146.9 million, primarily in connection with the construction of campus in Taicang in the PRC. As of December 31, 2020, the Group had capital commitments of approximately RMB 23.2 million, primarily in connection with the purchase of equipment and improvement of the Group’s laboratory in Suzhou in the PRC.

Other commitments

In December 2021, the Company entered into the office lease agreement for approximately 3,600 square feet in San Diego, California, and the lease commenced in March 2022. The aggregate lease obligation over the three-year lease term is approximately $0.6 million.